UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/14/2011

Potomac Bancshares Inc
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24958

WV	55-0732247
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

PO Box 906, Charles Town, WV 25414
(Address of principal executive offices, including zip code)

304-728-2434
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Robert F. Baronner, Jr., President and CEO of Potomac Bancshares, Inc., announced the approval of the 1st quarter 2011 dividend.

The Board of Directors has approved a dividend of $.01 per share to be paid on April 6, 2011 to shareholders of record on March 25, 2011.

Potomac Bancshares, Inc. is a public company trading under the ticker symbol PTBS.OB. PTBS is the one bank holding company for Bank of Charles Town (BCT) located in Charles Town, West Virginia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potomac Bancshares Inc

Date: March 14, 2011	By:	/s/ Robert F. Baronner, Jr.
Robert F. Baronner, Jr.
President and CEO